Long-Term Investment	12 Months Ended
Dec. 31, 2022
Long-Term Investment [Abstarct]
LONG-TERM INVESTMENT

8. LONG-TERM INVESTMENT

Long-term investment consisted of equity investments accounted for using the equity method as follow:

	As of December 31,
	2022	2021
Equity investments accounted for using the equity method
Shanghai OBS Culture and Technology Co., Ltd. (“Shanghai OBS”)	$2,887,272	$-

In November 2022, the Group invested US$2.9 million (RMB20 million) in Shanghai OBS, a company focusing on technical development, software development and others, in exchange for 20% equity interests. The transaction consideration was determined by both the Group and Shanghai OBS with various assumptions and valuation methodologies. For the year ended December 31, 2022, the Group recognized the Group’s proportionate share of the equity investee’s net loss into loss in the amount of US$12,767.